UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2020

Charter Communications, Inc.

CCO Holdings, LLC

CCO Holdings Capital Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street

Stamford, Connecticut 06901

(Address of principal executive offices including zip code)

(203) 905-7801

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 Par Value	CHTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01. Regulation FD Disclosure.

On February 3, 2020, CCO Holdings, LLC and CCO Holdings Capital Corp., as issuers (the “Issuers”), entered into a purchase agreement (the “Purchase Agreement”) with respect to the issuance and sale of an aggregate of $1,650,000,000 principal amount of 4.500% Senior Notes due 2030 (the “Offering”). Proceeds from the Offering will be used to pay related fees and expenses and for general corporate purposes, including repaying certain indebtedness, including repayment of all of the Issuers' 5.125% Senior Notes due 2023, 5.750% Senior Notes due 2023 and 5.750% Senior Notes due 2024 (collectively, the “Notes to be Redeemed”), as well as to fund potential buybacks of Class A common stock of Charter Communications, Inc. or common units of Charter Communications Holdings, LLC. The Issuers also issued a notice of conditional redemption providing for the redemption of any and all of the Notes to be Redeemed (the “Redemption”). The Redemption is also conditioned upon consummation of the Offering.

The Purchase Agreement contains representations, warranties and covenants of the parties thereto, conditions to closing, indemnification obligations of the parties thereto and termination and other customary provisions.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description
99.1	Press release regarding notes offer, dated February 3, 2020.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: February 5, 2020		Executive Vice President, Chief Accounting Officer and Controller

CCO Holdings, LLC
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: February 5, 2020		Executive Vice President, Chief Accounting Officer and Controller

CCO Holdings Capital Corp.
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: February 5, 2020		Executive Vice President, Chief Accounting Officer and Controller

Exhibit Index

Exhibit	Description
99.1	Press release regarding offer, dated February 3, 2020.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL